MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Second Quarter 2021 Earnings Conference Call August 3, 2021 Exhibit 99.2

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. NASDAQ : MNTX

Business Update NASDAQ : MNTX Highlights Exciting sales growth: Q2 2021 sales of $60.0 million, vs. $47.2 million in Q1 2021 and vs $37.1 million in Q2 2020 7.1% Adjusted EBITDA margin in Q2 2021 represents fourth consecutive quarter of EBITDA margin expansion, making solid progress to 10% long-term target Adjusted Net Income (excluding PPP/other expense) was $2.2 million, 11 cents per share. $111 million backlog at 5-year high; Order rate remains strong; PM Group, Manitex, Valla zero-emission industrial cranes all gaining share PM and Valla account for 60% backlog compared to below 30% in 2018 Balance Sheet and Credit $25.4 million Total Net Debt $37 million in Total Cash and Credit Availability Improved Operating Cash Flow at PM Group Operations All facilities currently operational and ramping up to meet higher demand Supply chain constraints remain challenging and higher input costs being managed daily with our suppliers Disciplined pricing and discount structures implemented with our dealers and customers Continued focus on COVID-19 health and safety protocols

The Takeaways – Q2 2021 Strong performance in Q2 was driven by excellent operational execution globally: PM Group performance continues to accelerate and delivering higher revenues and Adjusted EBITDA Global knuckle boom market continues to grow globally Ramping up to meet demand and deliver backlog Launching several new products to access new markets North American straight mast recovery continued to drive improvement in revenues and Adjusted EBITDA Production ramp up continued to deliver strong results in Q2 Working through supply chain issues with truck chassis shortages Current annualized market statistics showing 1,400 straight mast market into 2022 Oil & Steel Aerials global growth and market share gains continue Rental customers regaining confidence as market improves European market driving growth Valla zero-emission cranes ramping up to meet higher demand New product launches gaining excellent market reception Expanding dealer network in Europe and North America Excellent reception at recent Trade Show in France NASDAQ : MNTX

NASDAQ : MNTX Notes: Results shown are from Continuing Operations, All numbers expressed in Millions except Gross Margin. Q2 2021 Financials (in $millions except GM) Sales Recovery

Q2 Operating Results NASDAQ : MNTX * Results shown are from Continuing Operations See reconciliation to US GAAP on appendix.

Net Debt – Update Q2 2021 NASDAQ : MNTX USD millions Q2 2021 Q1 2021 Q4 2020 Q3 2020 Q2 2020 Short term debt $12.7 $17.0 $16.5 $17.8 $17.6 Bank term debt – long term 13.0 13.1 13.6 15.4 19.4 Finance leases 4.4 4.5 4.6 4.7 4.8 Convertible notes 0.0 0.0 0.0 15.4 15.4 Revolver 12.7 12.6 12.6 5.0 8.5 Total debt $42.8 $47.2 $47.3 $58.3 $65.7 Total cash and cash equivalents $17.4 $16.1 $17.4 $23.6 $31.3 Net debt $25.4 $31.1 $29.9 $34.7 $34.4

Closing Comments: NASDAQ : MNTX 5-Year Peak $110 million-plus backlog provides visibility to higher revenues and improved EBITDA Market share gains throughout our global markets Production levels at pre-pandemic highs, globally Balance Sheet indicates cash availability with leverage ratios at lowest end of historical range Continue to manage supply constraints and input costs We remain focused on revenue growth, cash generation and profitability Prioritize the safety of our team for duration of COVID-19, variants, and beyond

APPENDIX_- SUPPLEMENTAL FINANCIALS

Appendix – Reconciliations NASDAQ : MNTX Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) Note: Results shown are from Continuing Operations.

Appendix – Reconciliations NASDAQ : MNTX Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) Note: Results shown are from Continuing Operations.

Steve Filipov, CEO Manitex International 708-237-2054 Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Second Quarter 2021 Earnings Conference Call August 3, 2021